GUARANTY
                                    --------

     This is an absolute and unconditional guaranty of that certain Lease Agreement dated August 30, 2002, (the "Lease") by and between PARAMOUNT PROPERTIES, LLC, a Florida limited liability company (hereinafter called "Landlord") and SAFEGUARD HEALTH PLANS, INC., a Florida corporation (hereinafter called "Tenant"), concerning that certain premises known as Suite 100, containing approximately 7,231 square feet of useable area, which is located within the building located at 3410 Henderson Boulevard, Tampa, Florida 33629.

     FOR VALUE RECEIVED, and in consideration for, and as an inducement to Landlord to enter into the aforementioned Lease, the undersigned hereby guaranties to Landlord, its successors and assigns, the payment of all rentals specified in the Lease and hereunder and all other payments to be made by Tenant under said Lease, and the full performance and observance by Tenant of all the terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant for which the undersigned shall be jointly and severally liable with Tenant, without requiring any notice of nonpayment, nonperformance or nonobservance, or proof of notice or demand, whereby to charge the undersigned, all of which the undersigned does hereby expressly waive, and the undersigned expressly agrees that the Landlord, its successors and assigns, may proceed against the undersigned, separately or jointly, before, after or simultaneously with the proceedings against the Tenant for default, and that this Guaranty shall not be terminated, affected or impaired in any way or manner whatsoever by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of said
Lease, or by reason of summary or other proceedings against Tenant, or by the omission of Landlord to enforce any of its rights against Tenant or by reason of any extensions of time or indulgence granted by Landlord to Tenant. The undersigned further covenants and agrees (i) that the undersigned will be bound by all of the provisions, terms, conditions, restrictions, and limitations contained in said Lease, the same as though the undersigned was named therein as Tenant; and (ii) that this Guaranty shall be absolute and unconditional and shall remain and continue in full force and effect as to any renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of said Lease, whether or not the undersigned shall have any knowledge or have been notified of or agreed or consented to any such renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of said Lease, and the undersigned agrees to be bound by any and all modifications to the Lease. If Landlord at any time is compelled to take any action or proceeding in court or otherwise to enforce or compel compliance with the terms of this Guaranty, the undersigned shall, in addition to any other rights and remedies to which the Landlord may be entitled hereunder or as a matter of law or in equity, be obligated to pay all costs, including reasonable attorneys' fees, incurred or expended by Landlord in connection therewith. Further, the undersigned hereby covenants and agrees to assume said Lease and to perform all of the terms and conditions thereunder for the balance of the original term should said Lease be disaffirmed by any Trustee in Bankruptcy for Tenant, or at the option of Landlord, the undersigned shall, in the event of Tenant's bankruptcy, make and enter into a new lease which shall be in form and substance identical to said Lease. All obligations and liabilities of the undersigned pursuant to this Guaranty shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned, and the undersigned, its heirs, legal representatives, successors and assigns shall remain fully liable under the Lease and this Guaranty regardless of any merger, corporate reorganization or restructuring involving Tenant regardless of the resulting organization, structure or ownership of Tenant. This Guaranty shall be governed by and construed in accordance with the laws of the State of Florida.

     THE UNDERSIGNED HEREBY UNCONDITIONALLY CONSENTS AND AGREES THAT ANY LEGAL ACTION BROUGHT UNDER THIS GUARANTY MAY BE BROUGHT IN ANY STATE COURT OF THE
STATE OF FLORIDA OR IN A FEDERAL UNITED STATES COURT IN FLORIDA AND THE UNDERSIGNED HEREBY UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURTS IN CONNECTION WITH ANY CAUSE OF ACTION BROUGHT BY OR AGAINST TENANT AND/OR THE UNDERSIGNED IN ANY WAY DIRECTLY OR INDIRECTLY RELATED TO THE AFOREMENTIONED LEASE OR THIS GUARANTY. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT THE UNDERSIGNED MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE UNDERSIGNED IN ACCORDANCE WITH THIS GUARANTY, AND THE UNDERSIGNED ALSO AGREES NOT TO SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS GUARANTY.

     If Landlord is required to or agrees to repay any amount received by Landlord on account of any payments, obligations and liabilities of Tenant to Landlord as a result of a judgment, order or decree of a court of competent jurisdiction or as a result of a settlement or compromise concerning a claim for repayment by any party to such payments, obligations and liability, the undersigned shall remain fully liable to Landlord for the amount repaid notwithstanding the revocation or termination of this Guaranty or the cancellation or termination of the Lease.

     At any time that Tenant is required to furnish a certificate pursuant to the Lease, the undersigned, by guarantying the terms and conditions of the Lease, agree that itwill, upon twenty (20) days prior written request to Tenant, certify (by written instrument, duly executed, acknowledged and delivered to Landlord and to any third person designated by Landlord in such request) that the undersigned concurs with the statements set forth in said certificate by Tenant and that this Guaranty remains in full force and effect as to all obligations of Tenant under this Lease. Failure to deliver such certificate to Landlord (and any such designated third party) within such twenty (20) day period shall constitute automatic approval of the requested certificate as though such certificate had been fully executed and delivered by the undersigned to Landlord and such designated third party.


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
     IN WITNESS WHEREOF, the undersigned has executed this Guaranty this 30th day of August, 2002.




                                SAFEGUARD HEALTH ENTERPRISES, INC.,
                                a Delaware corporation


                                By:    /s/  Stephen J. Baker
                                       -----------------------------------------
                                Name:  Stephen J. Baker
                                       -----------------------------------------
                                Title: Executive V. P. & Chief Operating Officer
                                       -----------------------------------------


                                By:    /s/  Ronald I. Brendzel
                                       -----------------------------------------
                                Name:  Ronald I. Brendzel
                                       -----------------------------------------
                                Title: Senior Vice President and Secretary
                                       -----------------------------------------


STATE OF CALIFORNIA

COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me this 4th day of September, 2002 by Stephen J. Baker as Executive Vice President and Chief Operating Officer of SafeGuard Health Enterprises, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me.


                            /s/  Kathryn S. Viau
                            ----------------------
                            Notary Public

                            Kathryn S. Viau
                            -----------------
                            (Print, Type or Stamp Name)

                            My Commission Expires: 9/10/03


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
STATE  OF  CALIFORNIA

COUNTY  OF  ORANGE

     The foregoing instrument was acknowledged before me this 4th day of September, 2002 by Ronald I. Brendzel as Senior Vice President and Secretary of SafeGuard Health Enterprises, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me.


                                    /s/  Kathryn S. Viau
                                    ----------------------------
                                    Notary Public

                                    Kathryn S. Viau
                                    ----------------------------
                                    (Print, Type or Stamp Name)

                                    My Commission Expires: 9/10/03


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